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                      SECURITIES AND EXCHANGE COMMISSION
                            washington, D.C. 20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) September 10, 2001
                                                      --------------------------


                          Bond Securitization, L.L.C.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


         333-33654-01                                  36-4449120
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    (Commission File Number)                   (Registrant's I.R.S. Employer
                                                     Identification No.)


      1 Bank One Plaza                                    60670
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    (Address of Principal Executive Offices)            (Zip Code)


                                (312) 732-4000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     On August 30, 2001, Bankers Trust (Delaware), in its capacity as Owner Trustee (the "Owner Trustee") of M&I Auto Loan Trust 2001-1 (the "Trust"), publicly issued U.S.$82,000,000 Class A-1 3.51% Automobile Receivables-Backed Notes due August 20, 2002, U.S.$90,000,000 Class A-2 3.89% Automobile Receivable-Backed Notes due January 20, 2004, U.S.$112,000,000 Class A-3 4.49% Automobile Receivables-Backed Notes due U.S.$52,590,000 Class A-4 4.97% Automobile Receivables-Backed Notes due February 20, 2008 and U.S. $10,410,000 Class B 5.88% Automobile Receivables-Backed Notes due February 20, 2008 (the "Notes"), the first in a series issued pursuant to a registration statement (No. 333-33654-01) of Bond Securitization, L.L.C. (the "Registrant") declared effective on July 30, 2001. The lead manager for the issuance of the Notes was Banc One Capital Markets, Inc. (the "Representative"). M&I Marshall & Ilsley Bank (the "M&I Bank") paid the underwriters a fee of U.S.$86,750 in connection with the sale of the Notes. M&I Bank also paid general transaction expenses, estimated to be $600,000. The net proceeds from the sale of the Notes, which amounted to U.S.$347,000,000, were used by the Owner Trustee to purchase a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks originated by M&I Bank and participating dealers and sold to Preferred Receivables Funding Corporation ("Prefco") pursuant to a Loan Purchase Agreement dated July 17, 2000, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from Prefco and M&I Bank. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Filing of Certain Agreements.

     In relation to the above, the following agreements have been entered into:

     An underwriting agreement dated August 17, 2001 (the "Underwriting Agreement"), among the Registrant, M&I Bank and the Representative. The Underwriting Agreement is attached hereto as Exhibit 1.1.

     An amended and restated limited liability company agreement dated August 30, 2001 (the "Amended and Restated Limited Liability Company Agreement"), of the Registrant. The Amended and Restated Limited Liability Company Agreement is attached hereto as Exhibit 3.1.

     A trust agreement dated August 30, 2001 (the "Trust Agreement"), among the Registrant, as depositor, the Owner Trustee and M&I Bank, as administrator. The Trust Agreement is attached hereto as Exhibit 4.1.

     An indenture dated August 30, 2001 (the "Indenture"), among the Owner Trustee, Bank One, National Association, as the indenture trustee (the "Indenture Trustee") and M&I Bank, as administrator. The Indenture is attached hereto as Exhibit 4.2.

     A purchase agreement dated August 30, 2001 (the "Purchase Agreement"), among Prefco and M&I Bank, as sellers, and the Registrant, as purchaser. The Purchase Agreement is attached hereto as Exhibit 10.1.

     A sale and servicing agreement dated August 30, 2001 (the "Sale and Servicing Agreement "), among the Registrant, as seller, the Owner Trustee, as purchaser, M&I Bank, as servicer and the indenture trustee. The Sale and Servicing Agreement is attached hereto as Exhibit 10.2.

     An administration agreement dated August 30, 2001 (the "Administration Agreement"), among the Owner Trustee, M&I Bank, as administrator and the Indenture Trustee. The Administration Agreement is attached hereto as Exhibit 10.3.

Item 7.  Financial Statements and Exhibits.

     (a)  Not applicable.

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     (b)  Not applicable.

     (c)  Exhibits.

Exhibit
  No.     Document Description
-------   --------------------

1.1 Underwriting Agreement dated August 17, 2001, among the Registrant, M&I Bank and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of August 30, 2001.

4.1 Trust Agreement dated August 30, 2001 among the Registrant, M&I Bank and the Owner Trustee.

4.2 Indenture dated August 30, 2001 among the Owner Trustee, the Indenture Trustee and M&I Bank (including forms of Notes).

10.1 Purchase Agreement dated August 30, 2001 among the Registrant, Prefco and M&I Bank.

10.2 Sale and Servicing Agreement dated August 30, 2001 among M&I Bank, the Registrant, the Owner Trustee and the Indenture Trustee.

10.3 Administration Agreement dated August 30, 2001 among the Owner Trustee, M&I Bank, as the administrator and the Indenture Trustee.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 10, 2001                               BOND SECURITIZATION, L.L.C.

                                                 By: /s/ James R. Pomposelli
                                                     -----------------------
                                                 Name:   James R. Pomposelli
                                                 Title:  President

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                               INDEX TO EXHIBITS


Exhibit
  No.    Document Description
-------  --------------------

1.1 Underwriting Agreement dated August 17, 2001, among the Registrant, M&I Bank and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of August 30, 2001.

4.1 Trust Agreement dated August 30, 2001 among the Registrant, M&I Bank and the Owner Trustee.

4.2 Indenture dated August 30, 2001 among the Owner Trustee, the Indenture Trustee and M&I Bank (including forms of Notes).

10.1 Purchase Agreement dated August 30, 2001 among the Registrant, Prefco and M&I Bank.

10.2 Sale and Servicing Agreement dated August 30, 2001 among M&I Bank, the Registrant, the Owner Trustee and the Indenture Trustee.

10.3 Administration Agreement dated August 30, 2001 among the Owner Trustee, M&I Bank, as the administrator and the Indenture Trustee.

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